UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



      Date of Report (Date of earliest event reported): November 15, 2004




                     KEYSTONE CONSOLIDATED INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



   Delaware                      1-3919                       37-0364250
(State or other                (Commission                   (IRS Employer
jurisdiction of               File Number)                  Identification
incorporation)                                                   No.)



       5430 LBJ Freeway, Suite 1740, Dallas, TX              75240-2697
       (Address of principal executive offices)              (Zip Code)

                                 (972) 458-0028
                                 --------------
               (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]    Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12  under  the Exchange Act
         (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to  Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under  the
         Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

     On February 26, 2004, Keystone Consolidated Industries, Inc. (the "Company"or "Keystone"), together with five of its direct and indirect subsidiaries (FV Steel and Wire Company, DeSoto Environmental Management, Inc., J.L. Prescott Company, Sherman Wire Company F/K/A DeSoto, Inc. and Sherman Wire of Caldwell, Inc.), filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Eastern District of Wisconsin in Milwaukee (the "Bankruptcy Court").

     On November 15, 2004, Keystone filed its Monthly Operating Report for the month of October 2004 (the "Monthly Operating Report") with the Bankruptcy Court. A copy of certain summary financial information and related supporting schedules contained in the Monthly Operating Report (the "Bankruptcy Financial Information") is attached hereto as Exhibit 99.1 and incorporated by reference herein.

     The Bankruptcy Financial Information is limited in scope, covers a limited time period and has been prepared solely for purposes of complying with the monthly reporting requirements of the Bankruptcy Court. Keystone's wholly owned subsidiary, Engineered Wire Products, Inc. ("EWP"), has not filed for protection under the Bankruptcy Code, and financial information for EWP has been omitted from the Bankruptcy Financial Information. The Bankruptcy Financial Information is unaudited and does not purport to show the financial statements of Keystone or any of its subsidiaries in accordance with accounting principles generally accepted in the United States ("GAAP"), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Keystone cautions readers not to place undue reliance upon the Bankruptcy Financial Information. There can be no assurance that such information is complete.

     A copy of certain financial information of EWP (the "EWP Financial Information") is attached hereto as Exhibit 99.2 and incorporated by reference herein. The EWP Financial Information is limited in scope, covers a limited time period and has been prepared solely for purposes of internal reporting within Keystone. The EWP Financial Information is unaudited and does not purport to show the financial statements of EWP in accordance with GAAP, and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Keystone cautions readers not to place undue reliance upon the EWP Financial Information. There can be no assurance that such information is complete.

     The Bankruptcy Financial Information and the EWP Financial Information are for information purposes only and are not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate the Bankruptcy Financial Information or EWP Financial Information by reference, except as otherwise expressly stated in such filing.

Item 9.01    Financial Statements and Exhibits.

     (c) Exhibits.

      Item No.    Exhibit Index
      --------   --------------------------------------------------------------
        99.1     Bankruptcy  Financial  Information  contained  in  the Monthly
                 Operating Report for the month of October 2004

        99.2     EWP Financial Information for the month of October 2004

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    KEYSTONE CONSOLIDATED INDUSTRIES, INC.
                                    (Registrant)




                                    By: /s/ Bert E. Downing, Jr.
                                        Bert E. Downing, Jr.,
                                        Vice President, Chief Financial Officer,
                                        Corporate Controller and Treasurer


Date:  November 17, 2004

                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       --------------------------------------------------

99.1 Bankruptcy Financial Information contained in the Monthly Operating Report for the month of October 2004

99.2              EWP Financial Information for the month of October 2004